UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2014
 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement..

On October 21, 2014, Progress Software Corporation (“Progress”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Telerik AD (“Telerik”), the persons and entities identified in the Purchase Agreement as "sellers" (collectively, the “Sellers”) and each of Vassil Terziev, Svetozar Georgiev and Summit Partners Venture Capital Fund II-A, L.P., solely in their capacity as the “securityholder representative” thereunder (the “Securityholder Representative”). Pursuant to the Purchase Agreement, Progress has agreed to acquire, directly or indirectly, from the Sellers and the other securityholders of Telerik all of the outstanding securities of Telerik (the “Purchased Securities”). The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transactions.”

Progress currently expects the closing of the Transactions (the “Closing”) to occur in early December 2014, subject to obtaining regulatory approvals and the satisfaction of other customary closing conditions. At the Closing, Progress will acquire the Purchased Securities from the Sellers for an aggregate purchase price of $262.5 million (the “Consideration”), which will be paid in cash through a combination of existing cash-on-hand and bank debt. Under the Purchase Agreement, 10% percent of the Consideration will be deposited in an escrow account at Closing to secure certain indemnification and other obligations of the Sellers to Progress. Certain employees of Telerik will receive restricted stock unit awards in lieu of a portion of the cash purchase price otherwise payable to such employees.

Within the Purchase Agreement, Progress, Telerik and the Sellers have made customary representations, warranties and covenants in connection with the Transactions. The representations and warranties of the parties generally survive for a period of 18 months after the Closing, subject to specified exceptions. The obligations of Progress, Telerik and the Sellers to consummate the Transactions are subject to the satisfaction or waiver of customary conditions, including, among other things, the receipt of specified regulatory approvals and the termination of certain related party agreements, as set forth in the Purchase Agreement. The Purchase Agreement also provides each of Progress and Telerik with limited termination rights. Subject to certain exceptions, terms and limitations described in the Purchase Agreement, Progress and the Sellers have agreed to indemnify and hold each other harmless against any and all losses arising out of, relating to or constituting any failure of a representations or warranty of such party or, in the case of the Sellers, Telerik to be true and correct, any breach of any covenant, and certain other specified matters.

The foregoing descriptions of the Purchase Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties that Progress, Telerik and the Sellers made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement between Progress, Telerik, the Sellers and the Securityholder Representative and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedule; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Progress’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans and prospects for Progress, including statements about the expected timetable for consummation of the Transactions, and any other statements about Progress or Telerik, or about Progress’s future expectations, beliefs, goals, plans or prospects with respect to the Transactions, constitute forward-looking statements within the meaning of the United States securities laws, including the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “believe,” “are planning” or “plan to” and similar expressions) should also be considered to be forward looking statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the Transactions; the conditions to the completion of the Transactions; the parties’ ability to meet expectations regarding the timing and completion of the Transactions; as well as the other risks described in filings by Progress with the U.S. Securities and Exchange Commission, including those included under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended November 30, 2013. Progress disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report.

Item 8.01 Other Events

On October 22, 2014, Progress issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated October 21, 2014, by and among Progress Software Corporation, Telerik AD, the Sellers identified therein, and the Securityholder Representative
99.1	Press Release dated October 22, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2014	Progress Software Corporation

		By:	/s/ STEPHEN H. FABERMAN
Stephen H. Faberman
Senior Vice President and General Counsel

EXHIBIT INDEX

2.1
Securities Purchase Agreement, dated October 21, 2014, by and among Progress Software Corporation, Telerik AD, the Sellers identified therein, and the Securityholder Representative. The schedules to the Securities Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Progress will furnish copies of any of such schedules to the Securities and Exchange Commission upon request.

99.1	Press Release dated October 22, 2014